UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07(b). Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Ainos, Inc. (the “Company”) held on Friday, December 8, 2023, 9:30 a.m., Taiwan Standard Time [December 7, 2023, Thursday, 5:30 p.m. Pacific Standard Time] (the “Annual Meeting”), the Company’s stockholders voted upon the following three (3) proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement (the “Proxy Statement”). The final vote results for each proposal were as follows:

Proposal 1: To ratify the appointment of KCCW Accountancy Corp. as the Company‘s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023.

The appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the stockholders, by the vote indicated below:

FOR	AGAINST	ABSTAIN / WITHHELD	BROKER NON-VOTES
15,860,491 (78.15%)	118,473 (0.58%)	2,569 (0.01%)	0

Proposal 2: To approve, by non-binding vote, the Advisory Approval of Executive Compensation Fiscal 2022 compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement (“Say-on-Pay”).

The Company’s stockholders approved, on an advisory non-binding basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement, by the vote indicated below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,348,052 (70.70%)	45,010 (0.22%)	4,192 (0.02%)	1,584,279

Proposal 3: To recommend, by non-binding vote, the frequency of executive compensation votes of our Named Executives (“Say-on-Frequency”).

The Company’s stockholders voted, on an advisory non-binding basis, for the frequency of future advisory votes on compensation for the Company’s Named Executive Officers, the results of which are indicated below:

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
668,346 (3.29%)	9,657 (0.04%)	13,714,238 (67.58%)	5,013 (0.02%)

Item 5.07(d). Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the Company’s stockholders approved the frequency of future advisory votes on the compensation of our Named Executive Officers as set forth in the table described herein under Item 5.07(b), which is incorporated herein by this reference.

Based on the affirmative votes of the Company’s stockholders, which were consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will continue to hold an advisory vote on the compensation of the Named Executive Officers every three (3) years until the next vote on the frequency of holding such advisory votes.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: December 8, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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